EXHIBIT 16



                       PricewaterhouseCoopers LLP
                         100 East Broad Street
                              Suite 2100
                         Columbus, Ohio  43215
                        Telephone (614) 225-8700
                        Facsimile (614) 224-1044

                                                   February 3, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                        Greif Bros. Corporation

Ladies and Gentlemen:

We have read Item 4 of Greif Bros. Corporation's Form 8-K dated
February 3, 1999 and are in agreement with the statements contained in paragraph 4(a) therein.

                                   Yours very truly,

                                   /s/ PricewaterhouseCoopers LLP